SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LEGG MASON INVESTORS TRUST, INC.

LEGG MASON TAX-FREE INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-877-0438, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY	LEGG MASON TAX-FREE INCOME FUND LEGG MASON INVESTORS TRUST, INC. SPECIAL MEETING OF SHAREHOLDERS DECEMBER 20, 2006 AT 1:00 P.M.	PROXY

PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS/TRUSTEES. The undersigned holder of shares of hereby appoints Marie Karpinski and Richard Wachterman attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of each of the Acquired Funds (as listed on the reverse side) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Funds to be held at the offices of Legg Mason, 100 Light Street, 34th Floor, Baltimore, Maryland 21202 on December 20, 2006 at 1:00 p.m., Eastern time and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated November 13, 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 1-866-877-0438 VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable
,2006
Date	TTI_17046

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

FUNDS	FUNDS
[Names of applicable Funds held by shareholder to be inserted] [Names of applicable Funds held by shareholder to be inserted]	[Names of applicable Funds held by shareholder to be inserted]

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE:    ■

1.	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund listed below in exchange for shares of the Acquiring Fund listed below to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund.

☐  To vote all Funds FOR;        ☐  to vote all Funds AGAINST;        ☐  to ABSTAIN votes for all Funds;    or vote separately by Fund below.

ACQUIRED FUND	ACQUIRING FUND	FOR	AGAINST	ABSTAIN
Fundname Drop In	Fundname Drop In	☐	☐	☐
Fundname Drop In	Fundname Drop In	☐	☐	☐
Fundname Drop In	Fundname Drop In	☐	☐	☐

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

TTI_17046